UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 10, 2006

                        MOBILE REACH INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    000-29313                 20-0121007
 ---------------------------     ----------------------       -----------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                      2054 Kildaire Farm Rd. #353, Cary NC          27511
                     --------------------------------------       --------
                    (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (919) 336-2500

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 10, 2006 ("Effective Date"), Mobile Reach Technologies, Inc., (the "MRT"), a wholly-owned subsidiary of Mobile Reach International, Inc., and Spectrum Mobile, Inc. ("Spectrum Mobile") entered into a License Agreement (the "License Agreement") whereby MRT granted Spectrum Mobile the right to use, sublicense and distribute the mobile software products owned by MRT. MRT will receive a royalty payment of five percent for the first two years of the License Agreement, with a sliding royalty for years three and four of the License Agreement. Additionally, the License Agreement provides that MRT will receive a portion of the proceeds of any sale of Spectrum Mobile or its assets based on the length of time between the Effective Date and the sale. The portion of a sale that MRT is entitled to receive in the event of a sale is capped at $250,000.

Spectrum Mobile is owned by a group of former MRT employees. Each former employee of MRT who is either an owner and/or an employee of Spectrum Mobile was required as part of the License Agreement to enter into a Settlement Agreement (the "Settlement Agreement") whereby the Company and MRT are released from all claims the individual might have.

The foregoing description is qualified in its entirety by the License Agreement and the Settlement Agreement attached hereto.

ITEM 9.01.FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

10.1 License Agreement dated as of March 10, 2006 by and between Mobile Reach Technologies, Inc and Spectrum Mobile, Inc.

10.2 Form of Settlement Agreement entered into by each employee of Mobile Reach Technology, Inc. who was an employee as of March 10, 2006.

                                       2



                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on March 16, 2006.


                                            Mobile Reach International, Inc.

                                            By:  /s/  Alan Christopher Johnson
                                               --------------------------------
                                                      Alan Christopher Johnson
                                                      Chief Executive Officer
March 16, 2006